UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2007

SAVE THE WORLD AIR, INC.

(Exact name of registrant as specified in charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

235 Tennant Avenue, #5, Morgan Hill, California 95037
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (818) 487-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(0)

Item 1.01 Entry into a Material Definitive Agreement

As previously reported in our form 8-K, dated and filed August 30, 2007, Save the World Air, Inc. (the -Company") and certain individuals (collectively, the "Investors") entered into a Modification Agreement dated as of August 29, 2007 (the "Modification Agreement"), pursuant to which the Company agreed to amend certain terms and conditions in respect of its 10% convertible promissory notes (the "PIPE Notes") and stock purchase warrants (the "PIPE Warrants") sold to the Investors pursuant to a private offering earlier in 2007 (the "2007 PIPE Offering"). A copy of the Modification Agreement is filed herewith.

The Modification Agreement was amended between the Company and Investors as of November 30, 2007 (the "Second Modification Agreement"). A copy of the Second Modification Agreement is also filed herewith.

Pursuant to the Second Modification Agreement, the Company and Investors have agreed as follows:

1.	In consideration of the Second Modification Agreement, the Investors have agreed to forgive all accrued interest on their PIPE Notes, from the date of issuance thereof through December 14, 2007.

2.
On December 14, 2007, the Company agreed to pay all Investors 50% of the principal amount of their original PIPE Notes which equals a total cash repayment of $200,000. Additionally, in repayment of the other 50% of the principal amount of the original PIPE Notes, the Company, on December 14, 2007, agreed to issue to Investors a total of 1,060,000 shares of the Company's common stock (the "Conversion Shares").

3.
Concurrently with the cash payment and the issuance of the Conversion Shares as noted in paragraph 2, above, the Investors agreed to deliver to the Company the original of the PIPE Notes, which will be marked and deemed cancelled and of no further force or effect.

4.
In further consideration of the above terms and conditions, the Investors have agreed that the Company shall not be required to, and shall not, file a Registration Statement with the Securities and Exchange Commission or any state securities agency to register or qualify the PIPE Notes, the Conversion Shares, the PIPE Warrants, or any shares issuable pursuant to the PIPE Warrants (the "Warrant Shares"). The Conversion Shares and Warrant Shares when issued will be deemed restricted securities and bear appropriate legends.

5.
The terms and conditions of the PIPE Warrants, to the extent not expressly amended in the Second Modification Agreement, shall remain in full force and effect in furtherance of the terms and conditions set forth in the Modification Agreement.

Item 9.01 Financial Statements and Exhibits

10.1	Modification Agreement dated as of August 29, 2007, between the Company and the Investors named therein.
10.2	Second Modification Agreement dated as of November 30, 2007, between the Company and the Investors named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2007	SAVE THE WORLD AIR, INC.

	By:	/s/ Charles R. Blum
Charles R. Blum
President and Chief Executive Officer